As Filed with the Securities and Exchange Commission on July 13, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           JAPAN OTC EQUITY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.    Title of each class of securities to which transaction applies:

      __________________________________________________________________________

2.    Aggregate number of securities to which transaction applies:

      __________________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      __________________________________________________________________________

4.    Proposed maximum aggregate value transaction:

      __________________________________________________________________________

5.    Total fee paid:

      __________________________________________________________________________

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            ____________________________________________________________________

      2.    Form, Schedule or Registration Statement No.:

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      4.    Date Filed:

            ____________________________________________________________________

                           JAPAN OTC EQUITY FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                 ---------------

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                                 August 15, 2000

                                 ---------------

To the Shareholders of
Japan OTC Equity Fund, Inc.:

      Notice is hereby given that the 2000 Annual Meeting of Shareholders (the "Meeting") of Japan OTC Equity Fund, Inc. (the "Fund") will be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, New York, New York, on Tuesday, August 15, 2000, at 11:00 A.M. for the following purposes:

      (1) To elect six Directors to serve for the ensuing year;

      (2) To consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending February 28, 2001;

      (3) To consider and act upon a proposal to approve a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc.;

      (4) To consider and act upon a proposal to approve a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd.;

      (5) To amend the Fund's principal investment strategy concerning investment in the Japanese over-the-counter market; and

      (6) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on June 30, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

      A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after July 24, 2000, at the offices of the Fund, 180 Maiden Lane, New York, New York.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                       By Order of the Board of Directors


                                       John J. Boretti
                                       Secretary

New York, New York
Dated: July 13, 2000

                      [This Page intentionally left blank]

                                 PROXY STATEMENT

                           JAPAN OTC EQUITY FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                 ---------------

                       2000 ANNUAL MEETING OF SHAREHOLDERS
                                 August 15, 2000

                                 ---------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Japan OTC Equity Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 2000 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, New York, New York, on Tuesday, August 15, 2000, at 11:00 A.M. The approximate mailing date of this Proxy Statement is July 14, 2000.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted (a) FOR the election of six Directors, (b) FOR the ratification of the selection of independent accountants, (c) FOR approval of a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), (d) FOR approval of a new Investment Advisory Agreement between NAM-U.S.A. and Nomura Asset Management Co., Ltd. ("NAM") and (e) FOR the amendment of the Fund's principal investment strategy concerning investment in the Japanese over-the-counter market. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

      The Board of Directors has fixed the close of business on June 30, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of June 30, 2000, the Fund had outstanding 15,846,384 shares of Common Stock, par value $0.10 per share.

      The Board of Directors of the Fund knows of no business other than that mentioned in Proposals 1, 2, 3, 4 and 5 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                        PROPOSAL 1. ELECTION OF DIRECTORS

      At the Meeting six Directors will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below unless otherwise indicated.

      In the event that any of these nominees are unable to serve, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. It is currently expected that any substitute nominee for Director who is not an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940) also will be a non-interested person.

      Certain information concerning the nominees is set forth as follows:

                                  Principal Occupations                               Shares of Common
                                     During Past Five                                Stock of the Fund
                                     Years and Public                    Director    Beneficially Owned
Name and Address of Nominee          Directorships(l)             Age     Since       at June 30, 2000
---------------------------       ---------------------           ---    --------    ------------------
William G. Barker, Jr.(2)..       Director of What's For          67       1990              -0-
111 Parsonage Road                Free Technologies, Inc.
Greenwich, Connecticut 06830      since 2000 and Consultant
                                  to the televsion industry
                                  since 1991.

George R. Chittenden(2)....       Director of Bank                83       1990             750
155 Buffalo Bay, Neck Road        Audi (USA).
Madison, Connecticut 06443

Nobuo Katayama(3)..........       President of the Fund           53       1999              -0-
180 Maiden Lane                   since 1999; President and
New York, New York 10038          Director of NAM-U.S.A. since
                                  1999; Marketing Officer of
                                  NAM from 1997 to 1999;
                                  Director and Chief Portfolio
                                  Manager of NAM from 1993 to
                                  1997.

Chor Weng Tan(2)...........       Managing Director for           65       1990           1,000
3 Park Avenue                     Education, The American
New York, New York 10016          Society of Mechanical
                                  Engineering since 1991;
                                  Director of Tround
                                  International, Inc. from
                                  1984 to 1997.

                                  Principal Occupations                               Shares of Common
                                     During Past Five                                Stock of the Fund
                                     Years and Public                    Director    Beneficially Owned
Name and Address of Nominee          Directorships(l)             Age     Since       at June 30, 2000
---------------------------       ---------------------           ---    --------    ------------------
Arthur R. Taylor(2)........       President of Muhlenberg         65       1990              -0-
2400 Chew Street                  College since 1992; Dean
Allentown, Pennsylvania 18104     of the Faculty of Business
                                  of Fordham University from
                                  1985 to 1992; Chairman of
                                  Arthur R. Taylor & Co.
                                  (Investment firm); and
                                  Director of Louisiana Land
                                  & Exploration Company and
                                  Pitney Bowes, Inc. from
                                  1982 to 1997.

John F. Wallace(3).........       Vice President of the           71       1990             700
17 Rhoda Street                   Fund from 1997 to 2000
West Hempstead, New York          and Secretary and Treasurer
11552                             of the Fund from 1993 to
                                  1997; Senior Vice President
                                  of NAM-U.S.A. from 1981 to
                                  2000, Secretary from 1976 to
                                  2000, Treasurer from 1984 to
                                  2000 and Director from 1986
                                  to 2000.

----------
(1) Each of the nominees is also a director of Jakarta Growth Fund, Inc., Korea Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc., investment companies for which NAM-U.S.A. acts as manager and NAM acts as investment adviser.

(2)   Member of Audit Committee and Nominating Committee of the Board of
      Directors.

(3) "Interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

      Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's accounting and financial reporting policies, its internal controls and the preparation of its financial statements and also to act as a liaison between the Fund and its independent public accountants. The principal purpose of the Nominating Committee is to select and nominate the Directors who are not "interested persons" of the Fund as defined in the Investment Company Act. The Nominating Committee will consider nominees recommended by shareholders of the

Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee.

      During the fiscal year ended February 29, 2000, the Board of Directors held nine meetings, and the Audit Committee held two meetings and the Nominating Committee held one meeting. Each Director attended at least 75% of the meetings of the Board of Directors, and each Director who is a member of the Audit and Nominating Committees attended at least 75% of the meetings of such Committees held during such period.

      Interested Persons. The Fund considers two nominees, Messrs. Katayama and Wallace, to be "interested persons" of the Fund within the meaning of Section 2(a) (19) of the Investment Company Act. Mr. Katayama is President of the Fund and the President and a director of NAM-U.S.A. Mr. Wallace is a former Vice President of the Fund and a former Senior Vice President, Secretary, Treasurer and director of NAM-U.S.A.

      Compensation of Directors. The Manager pays all compensation of all Directors of the Fund who are affiliated with the Manager or any of its affiliates. The Fund pays to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $57,825 for the fiscal year ended February 29, 2000. The Fund has paid affiliated Directors' out-of-pocket expenses in connection with attendance at meetings of the Board of Directors; such expenses aggregated $4,071 for this fiscal year ended February 29, 2000.

      The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all investment companies managed by NAM-U.S.A. or advised by NAM:

                                 Aggregate          Pension or Retirement       Total Compensation
                               Compensation          Benefit Accrued as         from Fund Complex
                             from Fund for its      Part of Fund Expenses       Paid to Directors
                                Fiscal Year          for its Fiscal Year       During the Calendar
                               Ended February         Ended February 29,           Year Ended
    Name of Director             29, 2000                   2000               December 31, 1999*
-----------------------      -----------------      ---------------------      -------------------
William G. Barker.........        $9,500                   None                      $32,500
George H. Chittenden......        $9,000                   None                      $32,500
Nobuo Katayama............            --                   None                           --
Chor Weng Tan.............        $9,000                   None                      $30,500
Arthur R. Taylor..........        $9,500                   None                      $32,500
John F. Wallace...........            --                   None                           --

----------
* In addition to the Fund, the "Fund Complex" includes Jakarta Growth Fund, Inc., Korea Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc. Because the Funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the directors is provided as of December 31, 1999.

      Officers of the Fund. The following table sets forth information concerning the officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

                                                                                                              Shares of
                                                                                                            Common Stock
                                                                                                             of the Fund
                                                                                                             Beneficially
                                                                                             Officer           Owned at
Name and Principal Occupation During Past Five Years             Office            Age        Since         June 30, 2000
----------------------------------------------------           -------------       ---       -------        -------------
Nobuo Katayama.........................................        President            53        1999               -0-
President and Director of NAM-U.S.A. since 1999;
Marketing Officer of NAM from 1997 to 1999; Director
and Chief Portfolio Manager of NAM from 1993 to 1997.

Keisuke Haruguchi......................................        Vice President       49        1999               -0-
Senior Vice President and Director of NAM-U.S.A. since
1999; Senior Manager of NAM from 1997 to 1998; Manager
of The Nomura Securities Co., Ltd. from 1994 to 1996.

David G. Stoeffel......................................        Vice President       41        1999              100
Senior Vice President of NAM-U.S.A. since 1999 and
Vice President of NAM-U.S.A. since 1998; Eastern
Division Manager of Brinson Funds from 1997 to 1998;
Northeast Region Funds Coordinator of Prudential
Investments from 1994 to 1997.

John J. Boretti........................................        Secretary and        48        1997               -0-
Senior Vice President of NAM-U.S.A. and since 1996             Treasurer
Compliance Officer of NAM-U.S.A. since 1997; Vice
President and Chief Financial Officer of Kidder Peabody
Asset Management, Inc. and Kidder, Peabody Mutual Funds
and Vice President of Kidder, Peabody & Co. Inc. from
1993 to 1995.

      Stock Ownership. At June 30, 2000, the Directors and officers of the Fund as a group (9 persons) owned an aggregate of 2,550 shares of the Fund, representing less than 1% of the outstanding shares of the Fund. The officers of the Fund together own less than 1% of the shares of The Nomura Securities Co., Ltd. ("Nomura"), an affiliate of both NAM-U.S.A. and NAM.

                PROPOSAL 2. SELECTION OF INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of PricewaterhouseCoopers LLP ("PWC"), as independent accountants, to audit the financial statements of the Fund for the fiscal year ending February 28, 2001. PWC has acted as the Fund's independent accountants since the inception of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

      PWC also acts as independent accountants for Nomura and certain of its affiliated entities, including NAM-U.S.A., and for three other investment companies for which NAM-U.S.A. acts as manager. The Board of Directors of the Fund considered the fact that PWC has been retained as the independent accountants for these other entities in its evaluation of the ability of PWC to also function in that capacity for the Fund.

      A representative of PWC is expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if such person so desires.

         PROPOSAL 3. APPROVAL OR DISAPPROVAL OF THE MANAGEMENT AGREEMENT

      NAM-U.S.A. has served as the management company for the Fund since the Fund commenced operations in 1990. NAM-U.S.A. provides management and administrative services, including administering shareholder accounts and handling shareholder relations, to the Fund. NAM-U.S.A. is an affiliate of both Nomura and NAM.

      Following changes in Japanese regulations, Nomura has announced that it intends to reorganize into a holding company. As part of the process toward the holding company concept, Nomura has increased its share ownership in NAM from 4.99% to a majority shareholder positioning with an ultimate goal of acquiring 100% of NAM. At May 31, 2000, Nomura had acquired 74.5% of the outstanding voting shares of NAM and NAM-U.S.A. had become a wholly-owned subsidiary of NAM.

      NAM-U.S.A. has advised the Board of Directors that the changes in the ownership structure of NAM-U.S.A. and NAM have not affected the Fund's day-to-day operations or portfolio management. However, these changes may have constituted an "assignment" of the relevant contracts under the Investment Company Act, which may have resulted in a termination of the Fund's management agreement. Accordingly, in light of the ownership changes in NAM-U.S.A. and NAM and in order to ensure the continuity of management services provided to the Fund by NAM-U.S.A., on March 24, 2000 the Board of Directors of the Fund approved, pursuant to Rule 15a-4 under the Investment Company Act, an interim Management Agreement (the "Interim Management Agreement") for up to 150 days after the termination of the former agreement while the Fund seeks shareholder approval of a new agreement. A new management agreement between the Fund and NAM-U.S.A. (the "New Management Agreement") is proposed to be approved by a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act).

      The Interim Management Agreement under which the Fund is operating is substantially identical to the agreement under which the Fund previously operated. The services provided by NAM-U.S.A. since the ownership change have been identical to the services previously provided by NAM-U.S.A. NAM-U.S.A. has advised the Board of Directors that it believes that there will be no reduction in the quality of any of the services presently furnished by NAM-U.S.A. As described below, the New Management Agreement does not alter the rate of management compensation presently payable by the Fund.

      In their consideration of the New Management Agreement, the Board of Directors received information relating to, among other things, alternatives to the Fund's New Management Agreement, the nature, quality and extent of the management and other services to be provided to the Fund by NAM-U.S.A., other comparative data with respect to the management fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The independent Directors also considered NAM-U.S.A.'s representations that there will be no material adverse change in the services provided to the Fund after the ownership change, the relative profitability of the New Management Agreement to NAM-U.S.A., and information about the services to be performed and the personnel performing such services under the New Management Agreement. The independent Directors were advised by separate counsel in connection with their review of the New Management Agreement of the Fund. After considering the factors stated above, the Board of Directors approved the New Management Agreement of the Fund.

      If approved by the Fund's shareholders at the Meeting, the New Management Agreement will remain in effect until August 1, 2002, unless terminated as described below. The former Management Agreement was last approved by the Fund's shareholders on September 24, 1997. Although the management and investment advisory agreements consist of two separate contracts, neither of the agreements will become effective unless both are approved by shareholders.

Information Concerning NAM-U.S.A.

      NAM-U.S.A. provides global investment advisory services, primarily with respect to Japanese and other Pacific Basin securities, for U.S. institutional clients. NAM-U.S.A. acts as one of the investment advisors to five other investment companies, three of which are U.S. registered investment companies. Effective March 31, 2000, NAM-U.S.A. became a wholly owned subsidiary of NAM.

      The following table sets forth the name, title and principal occupations of the principal executive officer and each director of NAM-U.S.A. at June 1, 2000.

Name*                     Title with NAM-U.S.A.     Present Principal Occupation
---------------------     -----------------------   ----------------------------

Nobuo Katayama            Director and President    Director and President of
                                                    NAM-U.S.A.

Marti G. Subrahmanyam     Director                  Professor of Finance and
                                                    Economics, New York
                                                    University, Leonard N.
                                                    Stern School of Business
                                                    Administration

Keisuke Haruguchi         Director, Senior Vice     Director, Senior Vice
                          President and Treasurer   President and Treasurer
                                                    of NAM-U.S.A.

John J. Boretti           Senior Vice President     Senior Vice President and
                          and Compliance Officer    Compliance Officer of
                                                    NAM-U.S.A.

Michael A. Morrongiello   Senior Vice President     Senior Vice President of
                                                    NAM-U.S.A.

Kenneth L. Munt           Senior Vice President     Senior Vice President and
                          and Secretary             Secretary of NAM-U.S.A.

David G. Stoeffel         Senior Vice President     Senior Vice President of
                                                    NAM-U.S.A.

----------
* The address of Messrs. Katayama, Haruguchi, Boretti, Morrongiello, Munt and Stoeffel is 180 Maiden Lane, New York, New York 10038. The address of Mr. Subrahmanyam is New York University, Leonard N. Stern School of Business, Henry Kaufman Management Center, 44 West Fourth Street, New York, New York 10012.

Terms of the New Management Agreement

      A copy of the form of the New Management Agreement is set forth as Exhibit
A. Set forth below is a summary of the terms of that Agreement. As discussed above, the New Management Agreement is substantively identical to the agreement under which the Fund currently operates. The New Management Agreement does not change the amount of management fees payable by the Fund.

      Under the New Management Agreement between the Fund and NAM-U.S.A., NAM-U.S.A. agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. In addition to the management of the Fund's portfolio in accordance with the Fund's investment policies and the responsibility for making decisions to buy, sell or hold particular securities, NAM-U.S.A. is obligated to perform, or arrange for the performance of, the administrative and management services necessary for the operation of the Fund. NAM-U.S.A. is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder. Pursuant to such Agreement, NAM-U.S.A. is authorized to retain NAM to act as an investment advisor for the Fund.

Compensation and Expenses

      As described above, the management compensation presently payable by the Fund will remain the same under the New Management Agreement. As compensation for its services to the Fund, NAM-U.S.A. will receive a monthly fee, computed daily, as set below.

    ---------------------------------------------------------------------
    Annual Rate of                    Based on Average Weekly
     Compensation                            Net Assets
    ---------------------------------------------------------------------
        1.10%                      not in excess of $50 million
    ---------------------------------------------------------------------
        1.00%             in excess of $50 but not exceeding $100 million
    ---------------------------------------------------------------------
         .90%            in excess of $100 but not exceeding $175 million
    ---------------------------------------------------------------------
         .80%                        in excess of $175 million
    ---------------------------------------------------------------------

      The fee payable to NAM-U.S.A. is higher than that paid by most management investment companies, but NAM-U.S.A. believes it is comparable to fees paid by other international funds. For the services it rendered during the fiscal year ended February 29, 2000, the Fund accrued, under generally accepted accounting principles, fees of $1,491,104 and paid NAM-U.S.A. fees of $1,371,135 on a cash basis. At June 1, 2000, the net assets of the Fund aggregated approximately $200.1 million. At this net asset level, the annual management fee would aggregate approximately $1,926,000.

      The New Management Agreement obligates NAM-U.S.A. to pay all compensation of and furnish office space for officers and employees of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of NAM-U.S.A. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal, tax and auditing services, costs of printing proxies, listing fees, stock certificates, shareholder reports, prospectuses, charges of the custodian, sub-custodians and transfer agent, Securities and Exchange Commission (the "Commission") fees, expenses of registering the shares under Federal, state and foreign laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily/weekly calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

      For the fiscal year ended February 29, 2000, the Fund paid brokerage commissions of $449,051. Nomura earned $94,259 (21%) in commissions from the Fund on the execution of such portfolio security transactions.

      The following table sets forth information relating to the registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM-U.S.A. and its affiliates act as manager:

                                                                 Approximate
                                                                Net Assets at
                                                                 June 1, 2000
    Investment Company               Annual Advisory Fees         (Millions)
------------------------------     ------------------------     -------------

Jakarta Growth Fund, Inc.
Manager:                           Management Fee:                  $ 7.6
NAM-U.S.A.                         1.10% of net assets(1)

Korea Equity Fund, Inc.
Manager:                           Management Fee:                  $41.8
NAM-U.S.A.                         1.10% of net assets(2)

Nomura Pacific Basin Fund, Inc.                                     $16.2
Manager:                           Management Fee:
NAM-U.S.A.                         .75% of net assets(3)

----------

(1) On June 30, 2000, NAM-U.S.A. voluntarily agreed to reduce the management fee to 1.0% of the Jakarta Growth Fund Inc.'s average weekly net assets. This reduction will remain in effect until May 31, 2001 unless NAM-U.S.A. and the Board of Directors of the Jakarta Growth Fund, Inc. mutually agree to reinstate the full management fee.

(2) On June 30, 2000, NAM-U.S.A. voluntarily agreed to reduce the management fee to .95% of the Korea Equity Fund Inc.'s net assets. This reduction will remain in effect until May 31, 2001 unless NAM-U.S.A. and the Board of Directors of the Korea Equity Fund Inc. mutually agree to reinstate the full management fee.


(3) For the fiscal year ended March 31, 2000 NAM-U.S.A. waived its entire management fee.

      Duration and Termination. As indicated above, the New Management Agreement will remain in effect until August 1, 2002, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the shareholders of the Fund.

    PROPOSAL 4. APPROVAL OR DISAPPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

      NAM, the parent company of NAM-U.S.A., has served as the investment advisor for the Fund since the Fund commenced operations in 1990. NAM is a subsidiary of Nomura, which is the largest securities company in Japan. NAM provides economic research, securities analysis and investment recommendations to the Fund.

      As described above, following changes in Japanese regulations, Nomura announced its intention to reorganize into a holding company. As part of the process toward the holding company concept, Nomura has increased its share ownership in NAM from 4.99% to a majority shareholder positioning with the ultimate goal of acquiring 100% of NAM. At May 31, 2000, Nomura had acquired 74.5% of the outstanding voting shares of NAM.

      NAM-U.S.A. has advised the Board of Directors that the changes in the ownership structure of NAM-U.S.A. and NAM have not affected the Fund's day-to-day operations or portfolio management. However, these changes may have constituted an "assignment" of the relevant contracts under the Investment Company Act, which may have resulted in a termination of the Fund's investment advisory agreement. Accordingly, in light of the ownership changes in NAM-U.S.A. and NAM and in order to ensure the continuity of investment advisory services provided to the Fund by NAM, on March 24, 2000, the Board of Directors of the Fund approved, pursuant to Rule 15a-4 under the Investment Company Act an interim Investment Advisory Agreement (the "Interim Investment Advisory Agreement") for up to 150 days after the termination of the former agreement while the Fund seeks shareholder approval of a new agreement. A new investment advisory agreement between NAM-U.S.A. and NAM (the "New Investment Advisory Agreement") is proposed to be approved by a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act).

      The Interim Investment Advisory Agreement under which the Fund is operating is substantially identical to the agreement under which the Fund previously operated. The services provided by NAM since the ownership change have been identical to the services previously provided by NAM. NAM-U.S.A. has further advised the Board of Directors that it believes that there will be no reduction in the quality of any of the services presently furnished by NAM. As described below, the New Investment Advisory Agreement does not alter the rate of investment advisory compensation presently payable by NAM-U.S.A. to NAM. The Fund does not compensate NAM for its investment advisory services.

      In their consideration of the New Investment Advisory Agreement, the Board of Directors received information relating to, among other things, alternatives to the Fund's New Investment Advisory Agreement, the nature, quality and extent of the advisory and other services to be provided to the Fund by NAM, other comparative data with respect to the management fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The independent Directors also considered NAM-U.S.A.'s and NAM's representations that there will be no material adverse change in the services provided to the Fund after the ownership change, the relative profitability of the New Investment Advisory Agreement to NAM, and information about the services to be performed and the personnel performing such services under the New Investment Advisory Agreement. The independent Directors were advised by separate counsel in connection with their review of the New Investment Advisory Agreement of the Fund. After considering the factors stated above, the Board of Directors approved the New Investment Advisory Agreement of the Fund.

      If approved by the Fund's shareholders at the Meeting, the New Investment Advisory Agreement will remain in effect until August 1, 2002, unless terminated as described below. The former Investment Advisory Agreement was last approved by the Fund's shareholders on September 24, 1997. Although the management and investment advisory agreements consist of two separate contracts, neither of the agreements will become effective unless both are approved by shareholders.

Information Concerning NAM

      NAM provides investment advisory services for Japanese and international clients. In addition to the Fund, NAM acts as an investment advisor with respect to the following registered investment companies: Jakarta Growth Fund, Inc., Korea Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc.

      The following table sets forth the name, title and principal occupation of the principal executive officers of NAM at June 1, 2000.

    Name*               Title with NAM            Present Principal Occupation
------------------   -----------------------    --------------------------------

Akira Kiyokawa       President and CEO          President and CEO of NAM

Atsushi Kinebuchi    Executive Vice President   Executive Vice President of NAM

Takanori Tanabe      Director and Principal     Director and Principal
                     Executive Officer          Executive Officer of NAM

Hisaaki Hino         Director and Principal     Director and Principal
                     Executive Officer          Executive Officer of NAM

Kenjiro Hayashi      Director                   Executive Vice President of
                                                Nomura Research Institute Ltd.

Akio Nakaniwa        Director and Senior        Director and Senior Executive
                     Executive Officer          Officer of NAM

Takanori Shimiziu    Director and Senior        Director and Senior Executive
                     Executive Officer          Officer of NAM

Masato Tanaka        Director and Senior        Director and Senior Executive
                     Executive Officer          Officer of NAM

Haruo Miyako         Senior Executive Officer   Senior Executive Officer of NAM

Takahide Mizuno      Senior Executive Officer   Senior Executive Officer of NAM

Yukio Suzuki         Senior Executive Officer   Senior Executive Officer of NAM

Yasunobu Watase      Senior Executive Officer   Senior Executive Officer of NAM

Shigeru Fujinuma     Executive Officer          Executive Officer of NAM

Takashi Harino       Executive Officer          Executive Officer of NAM

Masami Kitaoka       Executive Officer          Executive Officer of NAM

Norio Kinoshita      Executive Officer          Executive Officer of NAM

Takahisa Matsuura    Executive Officer          Executive Officer of NAM

      Name*                        Title with NAM                       Present Principal Occupation
---------------------         -------------------------------         ----------------------------------
Mitsunori Minamio              Executive Officer                       Executive Officer of NAM

Yuji Miyachi                   Executive Officer                       Executive Officer of NAM

Hirokatsu Ogawa                Executive Officer                       Executive Officer of NAM

Toshiki Sada                   Executive Officer                       Executive Officer of NAM

Hideyuki Suzuki                Executive Officer                       Executive Officer of NAM

Kazuhiro Yamashita             Executive Officer                       Executive Officer of NAM

----------
* The address of the principal executive officer and each director is 1-14, 2-chome, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

Terms of the New Investment Advisory Agreement

      A copy of the form of the New Investment Advisory Agreement is set forth as Exhibit B. Set forth below is a summary of the terms of that Agreement. As discussed above, the New Investment Advisory Agreement is substantively identical to the agreement under which the Fund currently operates. The New Investment Advisory Agreement does not change the amount of investment advisory fees payable by NAM-U.S.A. to NAM.

      Pursuant to the New Investment Advisory Agreement between NAM-U.S.A. and NAM, NAM agrees to furnish NAM-U.S.A. with economic research, securities analysis and investment recommendations and to review and render investment advice with respect to the Fund. NAM will not be responsible for the actual portfolio decisions of the Fund.

Compensation and Expenses

      As described above, the investment advisory compensation presently payable by NAM-U.S.A. to NAM will remain the same under the New Investment Advisory Agreement. As compensation for its services to the Fund, NAM-U.S.A. will pay NAM monthly fees as set forth below.

  ------------------------------------ --------------------------------------------------------
                                                       Based on Average Weekly
     Annual Rate of Compensation                             Net Assets
  ------------------------------------ --------------------------------------------------------
              .50%                                  not in excess of $50 million
  ------------------------------------ --------------------------------------------------------
              .45%                         in excess of $50 but not exceeding $100 million
  ------------------------------------ --------------------------------------------------------
              .40%                        in excess of $100 but not exceeding $175 million
  ------------------------------------ --------------------------------------------------------
              .35%                                    in excess of $175 million
  ------------------------------------ --------------------------------------------------------

      For the services rendered during the fiscal year ended February 29, 2000, NAM-U.S.A. accrued, under generally accepted accounting principles, fees of $669,370 and paid NAM fees of $65,500 on a cash basis. At June 1, 2000, the net assets of the Fund aggregated approximately $200.1 million. At this net asset level, the fee received by NAM from NAM-U.S.A. would aggregate approximately $863,000.

      The New Investment Advisory Agreement obligates NAM to provide economic research, securities analysis and investment recommendations to the Fund.

      The following table sets forth information relating to the registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM and its affiliates act as investment advisor:


                                                                                                Approximate Net
                                                                                                  Assets at
                                                                                                 June 1, 2000
    Investment Company                       Annual Advisory Fees                                 (Millions)
-------------------------------       -----------------------------------------------       ----------------------
Jakarta Growth Fund, Inc.                Investment Advisory Fee:
Investment Advisor:
NAM                                      .50% of net assets; paid by NAM-U.S.A. to                   $7.6
                                         NAM(1)

Nomura Asset Management                  .25% of net assets; paid by NAM-U.S.A. to
Singapore Ltd.                           NAM

Korea Equity Fund, Inc.                  Investment Advisory Fee:                                   $41.8
Investment Advisor:
NAM                                      .55% of net assets.

Nomura Pacific Basin Fund,               Investment Advisory Fee:
Inc.
Investment Advisors:                     .26125% of net assets: paid by NAM-U.S.A.                  $16.2
NAM                                      to NAM(2)

NAM-Singapore                            .0275% of net assets; paid by NAM-U.S.A.
                                         to NAM-Singapore(2)

---------------
(1) Nomura Asset Management Singapore Ltd. ("NAM-Singapore"), which is an affiliate of NAM-U.S.A. and NAM acts as investment sub-advisor to Jakarta Growth Fund, Inc. for which it receives compensation of 0.25% of net assets paid by NAM.

(2) For the fiscal year ended March 31, 2000, NAM and NAM-Singapore waived their entire investment advisory fee.

      Duration and Termination. As indicated above, the New Investment Advisory Agreement will remain in effect until August 1, 2002, and from year to year thereafter if approved annually

(a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the shareholders of the Fund.

             PROPOSAL 5. TO AMEND THE PRINCIPAL INVESTMENT STRATEGY CONCERNING INVESTMENT IN THE JAPANESE OVER-THE COUNTER MARKET.

      At its inception, the Fund was organized to invest primarily in the equity securities of emerging companies in Japan. At that time, these emerging companies were primarily traded on the Japanese over-the-counter market, the principal trading market for small capitalization growth companies in Japan. However, recent developments have led to the formation of other markets in Japan designed for the listing of equity securities of emerging companies and further developments are expected to provide an increased opportunity for emerging companies in Japan to list their equity securities in a wider range of markets.

      The Board of Directors has approved, and recommends that the shareholders of the Fund approve, a proposal that would modify the Fund's principal investment strategy concerning investment in the Japanese over-the-counter market. The Fund's current principal investment strategy provides that the Fund will, under normal circumstances,"invest at least 80% of its total assets in equity securities traded in the Japan OTC market."

      If the proposal is approved by stockholders, the Fund will adopt the following principal investment strategy whereby the Fund will, under normal circumstances:

      invest at least 65% of its total assets in equity securities traded in the Japan OTC market and up to 35% of its total assets in equity securities of emerging companies traded in other markets determined by NAM-U.S.A. to be appropriate markets for emerging companies in Japan.

      Under the proposed investment strategy, except during temporary defensive Periods, the Fund will invest at least 65% of its total assets in equity securities of emerging companies traded in the Japanese over-the-counter market. The Fund will continue to have the ability to invest in assets which are not invested in the Japanese over-the-counter market in securities deemed by NAM-U.S.A. to be appropriate investments for the Fund in light of the Fund's investment objective ("non-OTC investments"). The proposed investment strategy will permit, but not obligate, the Fund to invest all or a portion of its non-OTC investments, up to 35% of its total assets, in markets such as the Market for the High-Growth and Emerging Stocks ("Mothers"), Nasdaq-Japan and markets determined by NAM-U.S.A. to be appropriate markets for emerging companies in Japan. However, the Fund is not required to invest in markets such as Mothers and Nasdaq-Japan, and the Fund may choose not to invest in those markets.

      The Fund's Investment Objective Will Remain the Same. The Fund's fundamental investment objective is, and will remain, to provide shareholders with long-term capital appreciation primarily through investments in equity securities traded in the Japanese over-the-counter market. Since its inception, the Fund has established itself as a vehicle for investment in new and emerging companies in the Japanese market.

      New Markets for Emerging Companies have Developed. When the Fund commenced operations, the over-the-counter market was the only significant capital market in Japan for new and emerging businesses. Recent competition among stock exchange and off-exchange markets, including the relaxation of listing requirements, and the development of new markets such as Mothers and Nasdaq-Japan, have provided newly established companies with additional forums on which to list or to register their shares at earlier stages of their development. The proposed investment strategy will allow the Fund to provide a more effective vehicle for investment in emerging companies in Japan by increasing the Fund's ability to invest in companies listed on these new stock exchange and off-exchange markets.

      Mothers. On November 11, 2000, the Tokyo Stock Exchange ("TSE"), the primary market in Japan, formally launched Mothers; a new market designed specifically for the public trading of start-up companies, emerging high-technology companies and new technology firms. The goal of Mothers is to help companies whose core business is in an expanding industry sector or companies whose core business is run based upon new technology and innovations raise funds in a flexible manner using the well established market facilities of the TSE. Mothers will allow investors the opportunity to invest in such companies from an earlier stage in their development.

      Nasdaq-Japan. Nasdaq-Japan is a private, for-profit organization owned equally by the National Association of Securities Dealers, Inc. and Softbank Corp., a Japanese provider of information and distribution services for the digital information industry. Nasdaq-Japan is structured as a hybrid stock exchange-part market maker/part central driven order book system designed to support the trading of securities of new issuers. The goal of Nasdaq-Japan is to offer Japanese investors the opportunity to invest in the world's leading high-technology and high-growth stocks and to provide access to capital for emerging Japanese companies, especially high-tech, growth-oriented companies. Nasdaq-Japan commenced operations on June 19, 2000.

      The New Investment Strategy Will Provide the Fund with Investment Flexibility. By amending its principal investment strategy, the Fund may direct a larger percentage of its total assets to investments in companies listed on newly established and future financial markets and stock exchanges. Providing the Fund with the ability to invest up to 35% of its total assets in equity securities listed on newly created financial markets such as Mothers and Nasdaq-Japan will allow the Fund to invest in a broader range of emerging companies in Japan and maintain its position as an effective vehicle for investment in newly established companies in Japan.

      Possible Risks Associated With New Investment Strategy. The amended investment strategy may expose the Fund to greater risks. Trading on newly organized stock exchanges may be more sensitive to adverse changes in economic or political conditions than the well-established stock exchanges. Such new financial markets also will be subject to governmental regulation and may be adversely affected by government policies. There can be no assurance that such new markets will be successful in attracting new listings of companies or survive for any particular period of time. In addition, companies traded in other markets may have short operating histories and may not yet be profitable. The securities of such companies may be less financially secure than larger, more established companies listed on other stock exchanges, may depend on a small number of key personnel, and may trade in lower volumes than larger, more established companies on other markets. Emerging and newly established companies often face the challenge of maintaining personnel and systems adequate to respond to market demands and as a result, may be subject to more abrupt and erratic price movements than other more established companies.

      Your Board's Recommendation. The Board has concluded that the revised investment strategy will benefit the Fund and its shareholders. The Directors recommend voting FOR the proposal. Upon shareholder approval, the proposed principal investment strategy will become effective immediately. If the proposal is not approved by the shareholders of the Fund, the Fund's current principal investment strategy will remain in effect.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      To the knowledge of the management of the Fund, there are no persons that are beneficial owners of more than 5% of the Fund's outstanding shares.

                             ADDITIONAL INFORMATION

      The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund, except to the extent such expenses are attributable to the proposed new management and investment advisory agreements in which case they will be borne by NAM-U.S.A. The Fund's cost in connection with the printing, mailing and solicitation of proxies relating to the Meeting will not exceed $18,000. Any costs relating to the above services in excess of $18,000 will be borne by NAM-U.S.A. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained Corporate Investor Communications, Inc. ("CIC"), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $4,000, together with reimbursement of such firm's expenses. CIC is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker dealers, telephonic communication with shareholders and broker dealers and monitoring of voting results.

      The election of Directors (Proposal 1) requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted. Ratification of the selection of independent accountants (Proposal 2) requires the affirmative vote of a majority of shares present and voting on the proposal at a meeting at which a quorum is present.

      Approval of each of the Management Agreement (Proposal 3), the Investment Advisory Agreement (Proposal 4) and the amendment of the Fund's principal investment strategy concerning investment in the Japanese over-the-counter market (Proposal 5) requires the vote of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act, is the vote (a) 67% or more of the shares of the Fund present at the meeting of its shareholders if more than 50% of the outstanding shares are present or represented by proxy, or (b) of more than 50% of the outstanding shares whichever is less. If the Management and Investment Advisory Agreement are not approved by shareholders at the Meeting, the Board of Directors will reconsider the Fund's management and investment advisory agreements. If the proposal to amend the principal investment strategy concerning investment in the Japanese over-the-counter market is not approved by the shareholders of the Fund, the Fund's principal investment strategy will remain in effect.

      The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers, clients and beneficial shareholders, on how to vote their shares on each proposal before the Meeting. Under the rules of the New York Stock Exchange, broker-dealers, without instructions from such customers, clients and beneficial shareholders, grant authority to the proxies designated by the Fund to vote on the election of Directors (Proposal 1), the ratification of the selection of the independent accountants (Proposal 2) and the approval of each of the Management Agreement (Proposal 3) and the Investment Advisory Agreement (Proposal 4) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms will not be permitted to grant voting authority without instructions with respect to Proposal 5. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

      The shares as to which the proxies so designated are granted authority by broker-dealer firms to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors (Proposal 1), the ratification of independent accountants (Proposal
2), and the approval of each of the Management Agreement (Proposal 3) and Investment Advisory Agreement (Proposal 4). Abstentions and broker non-votes will have the same effect as a vote against the amendment of the principal investment strategy concerning investment in the Japanese over-the-counter market (Proposal 5).

Address of Manager and Investment Advisor

      The address of NAM-U.S.A. is 180 Maiden Lane, New York, New York 10038-4936. The address of NAM is 1-14, 2-chome, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

Annual Report Delivery

      The Fund sends annual, semi-annual and quarterly reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and any semi-annual and quarterly reports succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038-4936 (or call 1-800-833-0018).

Proposals of Shareholders

      Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by March 2, 2001.

                                        By Order of the Board of Directors


                                        John J. Boretti
                                        Secretary

New York, New York
Dated: July 13, 2000

                                                                       Exhibit A

                    AMENDED AND RESTATED MANAGEMENT AGREEMENT

      AGREEMENT made this __ day of ________, 2000, by and between JAPAN OTC EQUITY FUND, INC., a Maryland corporation (hereinafter referred to as the "Fund"), and NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager").

                              W I T N E S S E T H:

      WHEREAS, the Fund is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager is willing to provide management and investment advisory services to the Fund on the terms and conditions hereinafter set forth;

      WHEREAS, the Manager has been providing management and investment advisory services to the Fund pursuant to an amended and restated management agreement dated October 13, 1999;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                              Duties of the Manager

      The Fund hereby retains the Manager to act as the manager of the Fund and to furnish the Fund with the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Amended and Restated Agreement. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein.

      (a) Management and Administrative Services. The Manager shall perform, or supervise the performance of, the management and administrative services necessary for the operation of the Fund including administering shareholder accounts and handling shareholder relations. The Manager shall provide the Fund with office space, equipment and facilities and such other services as the Manager, subject to review by the Board of Directors of the Fund, shall from time to time determine to be necessary or useful to perform its obligations under this Amended and Restated Agreement. The Manager shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall generally monitor the Fund's compliance with investment policies and restrictions as set forth in filings made by the Fund under Federal securities laws. The Manager shall make reports to the Board of Directors of the Fund of the performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. The Manager and each of its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

      (b) Investment Advisory Services. The Manager shall provide the Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Fund. The Manager shall act as investment adviser to the Fund and as such shall furnish continuously an investment program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, options, futures, options on futures or in cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Manager shall make decisions for the Fund as to foreign currency matters and make determinations as to foreign exchange contracts. The Manager shall make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Manager is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek to obtain executions and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the filings made by the Fund under Federal securities laws. Subject to this requirement and the provisions of the Investment Company act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Manager may select brokers or dealers with which it, or the Fund, is affiliated.

                                   ARTICLE II

                       Allocation of Charges and Expenses

      (a) The Manager. The Manager assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Amended and Restated Agreement and shall, at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Fund and all directors of the Fund who are "affiliated persons" (as defined in the Investment Company Act) of the Manager.

      (b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: organization costs, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses, charges of the Custodian, any Sub-Custodian and Transfer and Dividend Disbursing Agent, expenses of portfolio transactions, Securities and Exchange Commission and stock exchange fees, expenses of registering the Fund's shares under Federal, state and foreign laws, expenses of administering any dividend reinvestment plan (except to the extent set forth in such plan), fees and actual out-of-pocket expenses of directors who are not affiliated persons of the Manager, accounting and pricing costs (including the calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other like expenses properly payable by the Fund.

                                   ARTICLE III

                           Compensation of the Manager

      For the services rendered, the equipment and facilities furnished and expenses assumed by the Manager, the Fund shall pay to the Manager at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, at the annual rate of 1.10% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, minus the sum of liabilities of the Fund), not in excess of $50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million, .90% of the Fund's average weekly net assets in excess of $100 million but not in excess of $175 million and .80% of the Fund's average weekly not assets in excess of $175 million, commencing on the day following effectiveness hereof. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Amended and Restated Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Amended and Restated Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined.

                                   ARTICLE IV

                          Investment Advisory Agreement

      This Amended and Restated Agreement is entered into with the understanding that the Manager will enter into an Investment Advisory Agreement with Nomura Asset Management

Co., Ltd., in the form attached hereto as Exhibit A, in which the Manager will contract for advisory services and pay the Investment Adviser compensation for its services out of the compensation received hereunder pursuant to Article III at the rates set forth therein. Such Investment Advisory Agreement will be coterminous with this Management Agreement. The Fund and the Manager agree that, upon approval by the Board of Directors of the Fund, including a separate majority of the non-interested directors, the Manager may delegate investment discretion for portfolio transactions to Nomura Asset Management Co., Ltd. as set forth in the Investment Advisory Agreement in the form attached hereto as Exhibit A.

                                    ARTICLE V

                     Limitation of Liability of the Manager

      The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article V, the term "Manager" shall include any affiliates of the Manager performing services for the Fund contemplated hereby and directors, officers and employees of the Manager as well as the corporation itself.

                                   ARTICLE VI

                            Activities of the Manager

      The services of the Manager to the Fund are not to be deemed to be exclusive, the Manager and any person controlled by or under common control with the Manager (for purposes of this Article VI referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Manager and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Manager and its affiliates are or may become similarly interested in the Fund, and that the Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE VII

         Duration and Termination of this Amended and Restated Agreement

      This Amended and Restated Agreement shall become effective as of the date first above written and shall remain in force until _______ __, 2002 and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Amended and Restated Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Amended and Restated Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, or by the Manager, on sixty days' written notice to the other party. This Amended and Restated Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VIII

                Amendments of this Amended and Restated Agreement

      This Amended and Restated Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Amended and Restated Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE IX

                          Definitions of Certain Terms

      The terms "vote of a majority of outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Amended and Restated Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                    ARTICLE X

                                  Governing Law

      This Amended and Restated Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amended and Restated Agreement as of the date first above written.

                                JAPAN OTC EQUITY FUND, INC.


                                By______________________________________________

                                NOMURA ASSET MANAGEMENT U.S.A. INC.


                                By______________________________________________

                                                                       EXHIBIT B

               AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made this __ day of _________, 2000, by and between NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager"), and NOMURA ASSET MANAGEMENT CO., LTD., a Japanese corporation (hereinafter referred to as the "Investment Adviser").

                              W I T N E S S E T H :

      WHEREAS, Japan OTC Equity Fund, Inc. (the "Fund") is engaged in business as a non-diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager and the Investment Adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Manager has entered into an amended and restated management agreement with the Fund of even date herewith (the "Amended and Restated Agreement"); and

      WHEREAS, the Investment Adviser is willing to provide investment advisory services to the Manager in connection with the Fund's operations on the terms and conditions hereinafter set forth;

      WHEREAS, the Investment Adviser has been providing investment advisory services to the Manager in connection with the Fund's operations pursuant to an amended and restated investment advisory agreement dated October 13, 1999;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                        Duties of the Investment Adviser

      (a) Subject to the broad supervision of the Manager and the Fund, the Investment Adviser shall provide the Manager with such economic research, securities analysis and investment recommendations as the latter may from time to time consider necessary for the proper supervision of the Fund's assets. The Investment Adviser shall continuously review the Fund's holdings and shall make recommendations as to which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in filings made by the Fund under Federal securities laws. The Investment Adviser shall make recommendations as to foreign currency matters and the advisability of entering into foreign exchange contracts. The Investment Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

      (b) The Investment Adviser understands that upon approval by the Board of Directors of the Fund, including a separate majority of the Non-Interested Directors, the Manager may delegate investment discretion for portfolio transactions to the Investment Adviser as set forth in this Agreement. To the extent that such discretion is delegated to the Investment Adviser, the Investment Adviser, subject to the broad supervision of the Manager and the Fund, shall take, on behalf of the Fund, all actions which it deems necessary to implement the Fund's investment policies, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Adviser is directed at all times to seek to obtain executions and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the filings made by the Fund under U.S. Federal securities laws. Subject to this requirement and the provisions of the U.S. Investment Company Act of 1940, as amended, the U.S. Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it, or the Fund, is affiliated.

                                   ARTICLE II

                       Allocation of Charges and Expenses

      The Investment Adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Amended and Restated Agreement.

                                   ARTICLE III

                     Compensation of the Investment Adviser

      For the services to be rendered as provided herein, the Manager shall pay to the Investment Adviser at the end of each calendar month a fee based upon the average weekly value of the net assets of the Fund at the annual rate of 0.50% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund), not in excess of $50 million, .45% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million, .40% of the Fund's average weekly net assets in excess of $100 million but not in excess of $175 million and .35% of the Fund's average weekly net assets in excess of $175 million, commencing on the day following effectiveness hereof. For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of the prior week. If this Amended and Restated Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month that this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. During any period when the determination of net asset value is suspended by the Board of Directors of the Fund, the average net asset value of a share for the last week prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding week until it is again determined.

                                   ARTICLE IV

                Limitation of Liability of the Investment Adviser

      The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of it's obligations and duties hereunder. As used in this Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Adviser and such affiliates.

                                    ARTICLE V

                      Activities of the Investment Adviser

      The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for the purpose of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Manager are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise and that directors, officers, employees, partners and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Manager or the Fund, and that the Investment Adviser is or may become interested in the Manager or the Fund as shareholder or otherwise.

                                   ARTICLE VI

         Duration and Termination of this Amended and Restated Agreement

      This Amended and Restated Agreement shall become effective as of the date first above written and shall remain in force until ________ __, 2002 and thereafter, but only so long as the Amended and Restated Agreement remains in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those directors who are not parties to this Amended and Restated Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Amended and Restated Agreement may be terminated at any time, without the payment of any penalty, by the Manager, by vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser, on sixty days' written notice to the parties. This Amended and Restated Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE VII

                Amendments of this Amended and Restated Agreement

      This Amended and Restated Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Amended and Restated Agreement or interested persons of any such party cast in person at a meeting for the purpose of voting on such approval.

                                  ARTICLE VIII

                          Definitions of Certain Terms

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Amended and Restated Agreement, shall have the respective meanings specified in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                  Governing Law

      This Amended and Restated Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amended and Restated Agreement as of the date first above written.

                                NOMURA ASSET MANAGEMENT U.S.A. INC.


                                By______________________________________________


                                NOMURA ASSET MANAGEMENT CO., LTD.


                                By______________________________________________

|X|   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

KOREA EQUITY FUND, INC.

Please be sure to sign and date this Proxy Date

Mark box at right if an address change or comment has been noted on the reverse side of this card. | |

Shareholder sign here _______________________________________________

Co-owner sign here ________________________________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS

1.    Election of Directors.

                                                For                  For All
                                                All                 Nominees
William G. Barker, Jr.   Chor Weng Tan       Nominees   Withhold     Except
George H. Chittenden     Arthur R. Taylor
Nobuo Katayama           John F. Wallace        |_|        |_|         |_|

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through the nominee(s)' name(s). Your shares will be voted for the remaining nominee(s).

2.    Proposal to ratify the selection of                   For       Against      Abstain
      PricewaterhouseCoopers LLP as the independent         |_|         |_|           |_|
      accountants of the Fund.

3.    Proposal to approve a new Management Agreement        For       Against      Abstain
      between the Fund and Nomura Asset Management          |_|         |_|           |_|
      U.S.A. Inc.

4.    Proposal to approve a new Investment Advisory         For       Against      Abstain
      Agreement between Nomura Asset Management U.S.A.      |_|         |_|           |_|
      Inc. and Nomura Asset Management Co., Ltd.

5.    Proposal to amend the Fund's principal investment     For       Against      Abstain
      strategy concerning investment in the Japanese        |_|         |_|           |_|
      over-the-counter market.

6.    In the discretion of such proxies, upon such other    For       Against      Abstain
      business as may properly come before the meeting      |_|         |_|           |_|
      or any adjournment thereof.

                           JAPAN OTC EQUITY FUND, INC.

                                 180 Maiden Lane

                          New York, New York 10038-4936

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Nobuo Katayama and John J. Boretti as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Japan OTC Equity Fund, Inc. (the "Fund") held of record by the undersigned on June 30, 2000 at the Annual Meeting of the Shareholders of the Fund to be held on August 15, 2000 or any adjournment thereof
________________________________________________________________________________
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE
________________________________________________________________________________
________________________________________________________________________________
Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.
________________________________________________________________________________
HAS YOUR ADDRESS CHANGED?           DO YOU HAVE ANY COMMENTS?
________________________________      __________________________________________
________________________________      __________________________________________
________________________________      __________________________________________

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.

RECORD DATE SHARES: